February 29, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:  The Aquinas Funds, Inc. Annual Report
     Filing Pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940
     SEC File No. 811-8122, 33-70978

Dear Sir/Madam:

On behalf of the Aquinas Funds, Inc. (the "Fund"), transmitted herewith for filing pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended, is the Fund's Annual Report to the Shareholders for the fiscal year ended December 31, 1995.

Questions regarding this filing should be directed to the undersigned.

Sincerely,

/s/ Richard P. Snyder
Richard P. Snyder
Client Services and Accounting Manager

RPS/jv

Encl.



AQUINAS FUNDS
                                                                   February 1996
DEAR
SHAREHOLDER:

1995 was a wonderful year for all of the Aquinas mutual fund investors! We are pleased to report that our investment performance results were the best since the inception of the Funds. We are especially proud of our Equity Income Fund which was listed as one of the best performers in its class in 1995.<F1>

                                     1 YEAR         AVERAGE ANNUAL
          TOTAL RETURNS:            12/31/95     SINCE INCEPTION<F2>
          Aquinas Equity Income      35.62%             14.80%
          Aquinas Equity Growth      30.29%             10.25%
          Aquinas Balanced           23.14%              9.30%
          Aquinas Fixed Income       16.26%              6.17%

Our results reflect our philosophy of being fully invested instead of trying to time the market. We believe that philosophy is appropriate for the long-term investing needs of most of our equity clients. Even with these great returns, we believe that our portfolios reflect our conservative philosophy of NO leverage and NO use of exotic, high-risk financial instruments.

We invest through a disciplined process with quality portfolio sub-advisers. This provides a multi-manager approach for each Fund and reduces risk through style and approach. The final results are portfolios that are solid, diversified, non-concentrated, and well positioned to respond to future market forces. We believe that quality will continue to prevail in the long run versus the flash and dash approach of sector funds.

Our socially responsible investing does not equate to making a sacrifice as our investment performance proves. In the 1990s, smart investing and socially responsible investing have become one and the same thing. Now more than ever, consumers want to do business with and buy products from companies that "do the right thing. "And almost all companies that fail to do the right thing are eventually rebuffed, first by the consumer, then by the media, and then in the stock and bond markets.

We have made good progress in bringing issues to the attention of corporate management. The process is one-step-at-a-time and we appreciate the support of our investor clients that are marching with us.

Sincerely,

/s/ Bernard P. DiFiore
Bernard P. DiFiore
President and Treasurer

<F1> For the one-year period ended December 31, 1995, the Equity Income Fund was ranked 10 out of 119 equity income funds by Morningstar, Inc.

<F2> Inception date: January 3, 1994. Returns shown include the reinvestment of dividends. Performance reflects fee waivers in effect. Absent fee waivers total returns would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


THE FUNDS IN REVIEW

Aquinas Fixed Income Fund

The Fund seeks to provide a high level of current income, with a reasonable opportunity for capital appreciation. The Fixed Income Fund is designed for investors with current income needs. This Fund invests primarily in a diversified portfolio of investment-grade fixed income securities.

The Fund had a total return of 16.26% while maintaining a high-quality bond portfolio. There are no high risk derivative securities and we focus on intermediate-term duration to achieve our goals. Even in 1995, some news headlines featured the adverse results of the use of risky derivatives and we are proud to be one of the funds to publicly state the limits of derivatives in our portfolios.

                                 Total Returns
                       For Period Ended December 31, 1995
                       ----------------------------------

                                                 Average
                                                 Annual
                                   One            Since
                                  Year        Inception<F3>
Aquinas Fixed
Income Fund                       16.26%          6.17%
Lehman Bros. Gov't./
Corp. Bond Index                  19.24%          7.29%
<F3> January 3, 1994 inception

                                         1/3/94         12/94          12/95
Aquinas Fixed Income Fund               $10,000        $9,691         $11,266
Lehman Bros. Gov't./Corp. Bond Index    $10,000        $9,649         $11,505

This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).

As we see the problem, it is not the instruments themselves that cause the losses, but the lack of sufficient personnel adequately trained in the proper use of derivatives; and the lack of market experience to understand the liquidity implications when panic sets into the market. There are sufficient securities in the market to allow us to seek solid returns and sleep soundly at the same time knowing the risks involved.

U.S. Treasury and U.S. Government Agency issues plus short-term money market investments comprise 50.6% of the portfolio and high-quality securities represent the rest. Our position in putable corporate bonds gives us excellent duration control with good yields and we are well positioned when interest rates move. As you are aware, interest rates moved up rapidly in 1994 and finally stepped down quickly in mid-1995. Because of the intermediate term nature of the Fund and its duration of 4.5 years, the relatively fast decline in interest rates caused the Fund to underperform the Lehman Bros. Gov't./Corp. Bond
Index. We believe that the intermediate-term nature of our Fund provides the investor with downside protection and the opportunity for good upside returns.

We continue to monitor our securities for their socially responsible investing aspects. Many investors wonder how we track the social responsibility issues on our diverse portfolios. The answer is computer software which is updated externally and internally on a monthly basis plus an independent outside interface with other socially responsible investors. We feel that we are making progress on many of the issues of importance to our society.


Aquinas Equity Income Fund
The Fund seeks growth of capital and a high level of current income by investing principally in conservative income-producing equity securities (typically, dividend-paying common stocks).

Performance results were excellent in 1995 with a total return of 35.6%. We remained widely diversified in our portfolio with no significant industry concentrations.

                                 Total Returns
                       For Period Ended December 31, 1995
                       ----------------------------------

                                                 Average
                                                 Annual
                                   One            Since
                                  Year        Inception<F4>
Aquinas Equity
Income Fund                      35.62%          14.80%
S&P 500 Stock Index              37.58%          18.15%
<F4> January 3, 1994 inception

                                         1/3/94         12/94          12/95
Aquinas Equity Income Fund              $10,000        $ 9,707        $13,165
S&P 500 Stock Index                     $10,000        $10,132        $13,939

This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The portfolio has the names of widely recognized, well-established, good performing companies. These corporations have proven earning capacity and the ability to increase dividends on a consistent basis. Our portfolio turnover rate of only 40% reflects the confidence of our decisions and the perceived prospects for our investments in the near future. The impact of the Federal Reserve movement of interest rates does have some impact on our stocks; but, we have limited interest-sensitive stocks to situations where other compelling factors persuade us that the investment is appropriate. We do not attempt to "time the market" or overreact to interest rate movements. We do remain as fully invested as we can while maintaining liquidity for shareholder daily operating needs.
Our benchmark, the S&P 500 Stock Index, has no liquidity requirement and it slightly outperformed the Fund primarily because of the Fund's cash positions. Most important is our dedication to the concept of total return in a disciplined investment process. We have made progress in lowering the expense ratio by 8 basis points and this decline should continue as the assets under management continue to increase.

Finally, we have reviewed all the banks in our portfolio for Community Reinvestment Act ratings, donations to organizations in opposition to our values, and gender and race discrimination on their Boards. We have seen positive changes in the composition of their Boards of Directors. Drug companies are under review for potential RU486 (abortion pill) participation and possible production/distribution of aborti-facient drugs. The defense industry slowdown has seen major shifts of defense production migrated into non-defense applications. While major contractors are being forced to merge as the United States defense industry shrinks and slows down the manufacture of weapons of mass destruction, we are still concerned with the production of land mines. We are most appreciative of the shared efforts of other socially responsible investors in our quest to help corporate management rediscover their consciences and take steps toward being good citizens.

Aquinas Equity Growth Fund

The Fund seeks capital appreciation by investing in a diversified portfolio of equity securities (primarily common stocks) that are believed to offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are not important considerations in selecting investments. This Fund is designed for investors wishing to capitalize on the growth in companies with reasonable levels of risk.

Our total return of 30.29% was excellent given the risk factor associated with growth companies. Our larger capitalization companies such as Microsoft and Bank of Boston performed well in 1995 with increases of 44% and 78%, respectively. In 1996, we feel our medium and smaller capitalization positions in the portfolio should prosper well.

                                 Total Returns
                       For Period Ended December 31, 1995
                       ----------------------------------

                                                 Average
                                                 Annual
                                   One            Since
                                  Year        Inception<F5>
Aquinas Equity
Growth Fund                      30.29%          10.25%
S&P 500 Stock Index              37.58%          18.15%
Russell 3000 Index               36.81%          17.14%
<F5>January 3, 1994 inception

                                         1/3/94         12/94          12/95
Aquinas Equity Groth Fund               $10,000        $ 9,322        $12,145
S&P 500 Stock Index                     $10,000        $10,132        $13,939
Russell 3000 Index                      $10,000        $10,018        $13,705

This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Russell 3000 Index is composed of the 3,000 largest U.S. securities, as determined by total market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

Diversification is the hallmark of this long-term growth fund. We do not place sector bets and/or switch sectors in rapid portfolio movement. Early last year the technology sector was extremely alluring and profitable, but by the end of the year had lost most of its gains. These are great investments to talk about but often too risky for our style. Our index comparisions outperformed us for several reasons. The S&P 500 Stock Index achieved its 7th best return in the last 70 years. While the S&P 500 Stock Index started moving up in early
1995 at a rapid rate, the large and mid-cap stocks in this portfolio did not start to move up quite as rapidly. And, the lower range small and mid-cap stocks in our portfolio tended to lag the rapid run-up of the Russell 3000. We do not make sector bets and we tend to spread our portfolio with a large number of stocks to achieve broad diversification. As Fund assets grow, prospects to reduce the expense ratio below 1.50% appear very good.

We have reviewed the Community Reinvestment Act ratings of the commercial banks and savings and loans. We are working with entertainment and media companies to review the violence in the media viewed by children (these actions include meeting and dialogue with management, FCC protests, etc.). Drug companies are being reviewed to monitor any potential involvement with RU486 (the abortion pill) and labeling of aborti-facient drugs.

We appreciate the support of all our investors as we represent them in the socially responsible actions.


Aquinas Balanced Fund

The Fund seeks long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks of established companies and investment-grade fixed income securities. The Fund expects to maintain approximately 65% of its assets in common stocks and 35% in fixed income securities. At year end 1995, the Fund had an asset allocation of 40% fixed income, 30% income equity and 30% growth equity segments. The duration of the fixed income components is approximately five years.

The Fund performed very well with a total return of 23.14% and it provided this while maintaining a well diversified portfolio.

                                 Total Returns
                       For Period Ended December 31, 1995
                       ----------------------------------

                                                 Average
                                                 Annual
                                   One            Since
                                  Year        Inception<F6>
Aquinas
Balanced Fund                    23.14%           9.30%
Lehman Bros. Gov't./
Corp. Bond Index                 19.24%           7.29%
S&P 500 Stock Index              37.58%          18.15%
Salomon Bros. 3-Month
   Treasury Bill Index            5.74%           5.00%

<F6>January 3, 1994 inception

                                         1/3/94         12/94          12/95
Aquinas Balanced Fund                   $10,000        $ 9,694        $11,937
Lehman Bros. Gov't./Corp. Bond Index    $10,000        $10,132        $11,505
S&P 500 Stock Index                     $10,000        $ 9,649        $13,939
Salomon Bros. 3-Mo. Treasury
  Bill Index                            $10,000        $10,422        $11,020

This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Salomon Brothers 3-Month Treasury Bill Index is composed of monthly equivalents of yield averages that are not marked to market.

The S&P's 1995 total return performance was the 7th best of the last 70 years. And in the years following the other nine years that finished in the top ten, the S&P's performance was up five times and down four. We performed below the S&P 500 Stock Index because we had bonds in our portfolio and we performed above Lehman Bros. Gov't./Corp. Bond Index and the Salomon Brothers 3-month T-Bill Index because we had higher performing stocks in the portfolio. In summary, we were just where the Fund is designed to be. While we can't predict how 1996 will finish, the Fund provides broad investment diversity for the investor seeking a balanced approach to investment management.

In future periods, the performance of the Fund will no longer be compared to that of the Salomon Bros. 3-Month Treasury Bill Index. The Board of Directors and the Adviser believe that the comparison is not valid as the majority of the Fund's assets are invested in equity securities and debt securities with maturity dates greater than three months.

As a General Motors shareholder, we have co-filed a shareholder proposal to require the Board of Directors to review the plight of the Maquiladoras - the Mexican worker in a U.S. manufacturing plant in Mexico. GM has benefited greatly with the Mexican peso devaluation and the worker has suffered greatly as his wages are worth less and his standard of living has declined to barely sustainable levels. We believe that a good corporate citizen reporting the strong earnings, such as were recently reported by GM, should give consideration to this situation as good business and not as charity.

Our socially responsible investing is conducted in cooperation with other like-minded investors and supporters throughout the ecumenical world. We are thankful for their support and the assistance of unpaid volunteers who help us throughout the year.



FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995

Principal
Amount                                                         Value
------                                                         -----

            FIXED INCOME BONDS 94.03%

            ASSET-BACKED SECURITIES 10.29%
  $750,000  Advanta Credit Card Master Trust,
            6.0025%, 8/1/03                                 $  749,883
   375,000  EQCC Home Equity Loan Trust,
            8.95%, 1/15/15                                     417,653
   500,000  First USA Credit Card Master Trust,
            6.3125%, 12/15/00                                  501,050
   500,000  Mellon Bank Credit Card Master Trust,
            6.0025%, 4/15/03                                   500,300
   400,000  Premier Auto Trust,
            6.45%, 5/2/98                                      405,272
   363,094  Premier Auto Trust,
            4.90%, 10/15/98                                    360,932
   400,000  Standard Credit Card Master Trust,
            5.90%, 2/7/01                                      400,120
   331,153  Union Federal Savings Bank Trust,
            4.875%, 2/15/00                                    330,009
                                                             ---------
                                                             3,665,219
                                                             ---------


            CORPORATE BONDS 41.36%
   400,000  Air Products & Chemicals, Inc.,
            4.33%, 9/23/03                                     397,000
   360,000  American Express Credit Corp.,
            8.50%, 6/15/99                                     389,700
   525,000  Associates Corp. of North America,
            7.75%, 2/15/05                                     583,407
   500,000  BarclaysAmerican Corp.,
            7.875%, 8/15/98                                    525,625
   375,000  Chesapeake & Potomac Telephone Co.
            of Virginia, 8.375%, 10/1/29                       458,906
   600,000  Citicorp,
            8.00%, 2/1/03                                      659,250
   600,000  Commercial Credit Co.,
            7.875%, 2/1/25                                     684,000
   430,000  Commonwealth Edison Co.,
            6.40%, 10/15/05                                    417,100
   450,000  Ford Capital BV,
            10.125%, 11/15/00                                  527,625
   623,000  Ford Holdings, Inc.,
            9.25%, 7/15/97                                     656,486
   629,000  General Electric Capital Corp.,
            8.30%, 9/20/09                                     752,441
   600,000  General Motors Acceptance Corp.,
            8.875%, 6/1/10                                     735,750
   500,000  Grace (W.R.) & Co.,
            8.00%, 8/15/04                                     543,125
   600,000  Heller Financial Corp.,
            9.375%, 3/15/98                                    644,250
   350,000  Household Bank,
            8.45%, 12/10/02                                    400,750
   425,000  Household Finance Corp.,
            6.25%, 10/15/97                                    429,781
   600,000  Hydro-Quebec,
            7.40%, 3/28/25                                     645,000
   375,000  Lehman Brothers, Inc.,
            5.04%, 12/15/03                                    372,533
   250,000  Lehman Brothers, Inc.,
            8.05%, 1/15/19                                     277,188
   200,000  Motorola, Inc.,
            8.40%, 8/15/31                                     258,500
   650,000  Nabisco, Inc.,
            6.80%, 9/1/01                                      661,375
   400,000  Nabisco, Inc.,
            7.05%, 7/15/07                                     414,000
   300,000  NationsBank Corp.,
            8.57%, 11/15/24                                    352,875
   590,000  New Jersey Bell Telephone Co.,
            7.85%, 11/15/29                                    702,837
   500,000  Pacific Gas & Electric Co.,
            7.67%, 12/15/98                                    526,875
   135,000  Rodamco NV,
            7.30%, 5/15/05                                     143,775
   400,000  Rollins Truck Leasing,
            7.00%, 3/15/01                                     417,000
   650,000  Southern California Edison Co.,
            5.60%, 12/15/98                                    650,000
   605,000  Walt Disney Co.,
            1.50%, 10/20/99                                    502,150
                                                            ----------
                                                            14,729,304
                                                            ----------


            U.S. GOVERNMENT AGENCIES 24.96%
   750,000  FHLMC, Series 1576, Class PH,
            6.00%, 1/15/08                                     733,659
   525,000  FNMA, 5.20%, 7/10/98                               521,204
   475,000  FNMA, 4.875%, 10/15/98                             467,866
   400,000  FNMA, 6.29%, 10/4/00                               411,676
   400,000  FNMA, 6.08%, 9/3/03                                394,668
    97,534  FNMA, 9.00%, 7/1/06                                102,838
 1,150,000  FNMA, 15 Year TBA,
            9.00%, 11/25/06 <F7>                             1,210,735
   750,000  FNMA, Series 1994-15, Class B,
            4.75%, 2/25/09                                     744,196
 1,350,000  FNMA, Series 1994-59, Class PE,
            5.00%, 3/25/22                                   1,296,517
 1,841,940  GNMA, 9.00%, 12/15/22                            1,959,939
   425,000  Guaranteed Export Certificates,
            6.28%, 6/15/04                                     430,367
   600,000  Tennessee Valley Authority,
            6.235%, 7/15/45                                    616,500
                                                             ---------
                                                             8,890,165
                                                             ---------


            U.S. TREASURY OBLIGATIONS 17.42%
   475,000  U.S. Treasury Bond,
            8.75%, 5/15/17                                     628,306
   940,000  U.S. Treasury Bond,
            8.125%, 5/15/21<F8>                              1,188,310
   800,000  U.S. Treasury Note,
            4.625%, 2/29/96                                    799,440
 1,500,000  U.S. Treasury Note,
            6.75%, 5/31/97<F8>                               1,531,200
 1,100,000  U.S. Treasury Note,
            8.75%, 10/15/97<F8>                              1,166,022
   400,000  U.S. Treasury Note,
            8.00%, 5/15/01                                     448,076
 1,970,000  U.S. Treasury Strips, 2/15/20                      443,348
                                                            ----------
                                                             6,204,702
                                                            ----------


            Total Fixed Income Bonds
            (cost $32,172,079)                              33,489,390
                                                            ----------


            SHORT-TERM INVESTMENTS 8.24%
 2,936,343  United Missouri Bank
            Money Market Fiduciary                           2,936,343
                                                            ----------


            Total Short-Term Investments
            (cost $2,936,343)                                2,936,343
                                                            ----------


            Total Investments 102.27%
            (cost $35,108,422)                              36,425,733

            Liabilities, less
            Cash and Other Assets (2.27)%                    (808,882)
                                                            ----------


            NET ASSETS 100.00%                             $35,616,851
                                                            ==========

<F7>When-issued

<F8>A portion of this security is pledged as collateral for when-issued purchase commitments outstanding as of December 31, 1995.

See notes to financial statements.



EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995

Number
of Shares                                                      Value
---------                                                      -----

            COMMON STOCKS 94.43%

            AEROSPACE 2.92%
    11,800  Northrop Grumman Corp.                             755,200
     5,000  United Technologies Corp.                          474,375
                                                             ---------
                                                             1,229,575
                                                             ---------


            AUTOMOTIVE RELATED INDUSTRIES 4.58%
     7,100  Chrysler Corp.                                     393,162
    29,200  Ford Motor Co.                                     846,800
    13,000  General Motors Corp.                               687,375
                                                             ---------
                                                             1,927,337
                                                             ---------


            BANKING 7.81%
    16,100  Bankers Trust New York Corp.                     1,070,650
     5,700  Chase Manhattan Corp.                              345,563
    23,750  Mellon Bank Corp.                                1,276,562
    18,500  PNC Bank Corp.                                     596,625
                                                             ---------
                                                             3,289,400
                                                             ---------


            BREWERIES 1.00%
     6,300  Anheuser-Busch Cos., Inc.                          421,313
                                                             ---------


            CHEMICALS 2.71%
    10,000  Chemed Corp.                                       388,750
     5,200  Dow Chemical Co.                                   365,950
     7,000  Geon Co.                                           170,625
     3,000  Great Lakes Chemical Corp.                         216,000
                                                             ---------
                                                             1,141,325
                                                             ---------


            COMPUTER EQUIPMENT 0.87%
     4,000  International Business Machines
            Corp.                                              367,000
                                                             ---------

            CONSUMER SERVICES 0.41%
     7,116  Jostens, Inc.                                      172,563
                                                             ---------



            CREDIT AND FINANCE 1.00%
     9,000  Beneficial Corp.                                   419,625
                                                             ---------


            DRUGS 3.19%
     4,600  American Home Products Corp.                       446,200
     5,000  Bristol-Myers Squibb Co.                           429,375
    12,035  Pharmacia & Upjohn, Inc.                           466,356
                                                             ---------
                                                             1,341,931
                                                             ---------


            ELECTRIC UTILITIES 3.63%
    11,300  DTE Energy Co.                                     389,850
    15,400  PP&L Resources, Inc.                               385,000
    13,100  Pacific Gas & Electric Co.                         371,713
    21,900  Washington Water Power Co.                         383,250
                                                             ---------
                                                             1,529,813
                                                             ---------


            ELECTRONICS 2.35%
     8,000  General Electric Co.                               576,000
     8,000  Texas Instruments, Inc.                            414,000
                                                             ---------
                                                               990,000
                                                             ---------


            FINANCIAL SERVICES 0.86%
    18,200  Bear Stearns Cos., Inc.                            361,725
                                                             ---------

            FOOD 0.87%
    11,600  Supervalu, Inc.                                    365,400
                                                             ---------


            FOREST AND PAPER PRODUCTS 3.03%
    12,000  Champion International Corp.                       504,000
     9,600  Potlatch Corp.                                     384,000
     9,000  Weyerhaeuser Co.                                   389,250
                                                             ---------
                                                             1,277,250
                                                             ---------


            HEALTH CARE EQUIPMENT
            AND SUPPLIES 2.42%
    19,000  Bard (C.R.), Inc.                                  612,750
     9,700  Baxter International, Inc.                         406,188
                                                             ---------
                                                             1,018,938
                                                             ---------


            HOLDING COMPANIES 0.98%
    27,000  Hanson PLC ADR                                     411,750
                                                             ---------


            HOUSEHOLD APPLIANCES 1.01%
    21,000  Maytag Corp.                                       425,250
                                                             ---------


            HOUSEHOLD PRODUCTS 2.17%
    18,800  Dial Corp.                                         556,950
     7,500  Tambrands, Inc.                                    358,125
                                                             ---------
                                                               915,075
                                                             ---------


            INSURANCE 4.59%
     5,200  Aetna Life and Casualty Co.                        360,100
    12,800  American General Corp.                             446,400
     9,000  First Colony Corp.                                 228,375
    18,000  PartnerRe Holdings Ltd.                            495,000
    11,900  Provident Cos., Inc.                               403,112
                                                             ---------
                                                             1,932,987
                                                             ---------


            LEISURE 1.04%
    18,300  Brunswick Corp.                                    439,200
                                                             ---------


            MACHINERY AND EQUIPMENT 2.77%
     9,300  Briggs and Stratton Corp.                          403,387
    12,300  Deere & Co.                                        433,575
    10,500  Trinity Industries, Inc.                           330,750
                                                             ---------
                                                             1,167,712
                                                             ---------


            MINING 3.01%
    13,000  Newmont Mining Corp.                               588,250
    10,900  Phelps Dodge Corp.                                 678,525
                                                             ---------
                                                             1,266,775
                                                             ---------


            NATURAL GAS UTILITIES 3.06%
    17,000  Equitable Resources, Inc.                          531,250
    13,200  NICOR, Inc.                                        363,000
    12,400  People's Energy Corp.                              393,700
                                                             ---------
                                                             1,287,950
                                                             ---------


            OFFICE EQUIPMENT 0.86%
     6,600  Harris Corp.                                       360,525
                                                             ---------


            OIL AND GAS 10.73%
    10,000  Amerada Hess Corp.                                 530,000
     3,400  Atlantic Richfield Co.                             376,550
    16,000  Camco International, Inc.                          448,000
     9,000  Chevron Corp.                                      472,500
     5,000  Louisiana Land & Exploration Co.                   214,375
    15,500  Texaco, Inc.                                     1,216,750
    30,100  Ultramar Corp.                                     775,075
    11,000  Williams Cos., Inc.                                482,625
                                                             ---------
                                                             4,515,875
                                                             ---------


            PERSONAL SERVICES 1.99%
    19,000  Service Corp. International                        836,000
                                                             ---------


            PRINTING AND PUBLISHING 2.97%
    15,000  Deluxe Corp.                                       435,000
     6,875  Dun & Bradstreet Corp.                             445,156
    17,800  Harland (John H.) Co.                              371,575
                                                             ---------
                                                             1,251,731
                                                             ---------


            REAL ESTATE 0.89%
    10,800  Meditrust Corp.                                    376,650
                                                             ---------


            RETAIL 4.13%
    46,700  K-Mart Corp.                                       338,575
    15,000  May Department Stores Co.                          633,750
    24,900  Melville Corp.                                     765,675
                                                             ---------
                                                             1,738,000
                                                             ---------


            SEMICONDUCTORS 1.16%
     8,600  Intel Corp.                                        488,050
                                                             ---------


            STEEL/IRON 0.54%
     4,000  Nucor Corp.                                        228,500
                                                             ---------



            TELECOMMUNICATIONS 6.72%
    19,600  Comsat Corp.                                       365,050
    18,200  GTE Corp.                                          800,800
    24,700  Pacific Telesis Group                              830,538
     9,800  Southern New England
            Telecommunications Corp.                           389,550
    12,350  US West Communications Group                       441,513
                                                             ---------
                                                             2,827,451
                                                             ---------


            TEXTILES 0.87%
     8,900  Springs Industries, Inc., Class A                  368,237
                                                             ---------


            TOBACCO PRODUCTS 4.69%
    19,500  American Brands, Inc.                              870,187
    12,200  Philip Morris Cos., Inc.                         1,104,100
                                                             ---------
                                                             1,974,287
                                                             ---------


            TRANSPORTATION 2.60%
    16,000  Alexander & Baldwin, Inc.                          368,000
     7,400  GATX Corp.                                         359,825
     7,800  PHH Corp.                                          364,650
                                                             ---------
                                                             1,092,475
                                                             ---------


            Total Common Stocks
            (cost $33,552,758)                              39,757,675
                                                            ----------




Principal
Amount                                                         Value
------                                                         -----

            SHORT-TERM INVESTMENTS 6.38%
 2,686,170  United Missouri Bank
            Money Market Fiduciary                           2,686,170
                                                            ----------


            Total Short-Term Investments
            (cost $2,686,170)                                2,686,170
                                                            ----------


            Total Investments 100.81%
            (cost $36,238,928)                              42,443,845

            Liabilities, less
            Cash and Other Assets (0.81)%                    (341,466)
                                                            ----------


            NET ASSETS 100.00%                             $42,102,379
                                                            ==========

See notes to financial statements.

EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995


Number
of Shares                                                      Value
---------                                                      -----

            COMMON STOCKS 95.22%

            ADVERTISING 0.83%
     2,100  Catalina Marketing Corp. <F9>                      131,775
                                                             ---------


            AEROSPACE 0.66%
     2,000  Rockwell International Corp.                       105,750
                                                             ---------


            AIRLINES AND AIRCRAFT PARTS 1.66%
     1,500  AMR Corp. <F9>                                     111,375
     4,300  Loral Corp.                                        152,113
                                                             ---------
                                                               263,488
                                                             ---------


            APPAREL 0.44%
       750  Nautica Enterprises, Inc. <F9>                      32,813
     1,000  Nine West Group, Inc. <F9>                          37,500
                                                             ---------
                                                                70,313
                                                             ---------


            BANKING 3.51%
     2,200  Bank of Boston Corp.                               101,750
     2,500  BankAmerica Corp.                                  161,875
     1,300  Citicorp                                            87,425
     1,000  First Bank System, Inc.                             49,625
     1,500  MBNA Corp.                                          55,313
     1,500  Suntrust Banks, Inc.                               102,750
                                                             ---------
                                                               558,738
                                                             ---------


            BUSINESS SERVICES 5.03%
     7,350  CUC International, Inc. <F9>                       250,818
     4,200  Danka Business Systems ADR                         155,400
     7,900  Paychex, Inc.                                      394,013
                                                             ---------
                                                               800,231
                                                             ---------


            CHEMICALS 2.77%
     2,500  Allied-Signal, Inc.                                118,750
     1,900  Eastman Chemical Co.                               118,987
     1,500  IMC Global, Inc.                                    61,313
     1,700  Praxair, Inc.                                       57,163
     1,700  Sigma-Aldrich Corp.                                 84,150
                                                             ---------
                                                               440,363
                                                             ---------


            COMMUNICATIONS 0.78%
     3,500  WorldCom, Inc. <F9>                                123,375
                                                             ---------


            COMPUTER COMPONENTS AND
            SOFTWARE 5.46%
     1,500  Broderbund Software, Inc. <F9>                      91,125
     4,000  Equifax, Inc.                                       85,500
     2,500  General Motors Corp., Class E                      130,000
     3,200  Informix Corp. <F9>                                 96,000
       900  Microsoft Corp. <F9>                                78,975
     1,600  Parametric Technology Corp. <F9>                   106,400
     2,500  Shared Medical Systems Corp.                       135,937
     3,800  Synopsys, Inc. <F9>                                144,400
                                                             ---------
                                                               868,337
                                                             ---------


            COMPUTER EQUIPMENT 1.11%
     4,300  Adaptech, Inc. <F9>                                176,300
                                                             ---------


            COMPUTER RETAILING 0.40%
       700  International Business Machines
            Corp.                                               64,225
                                                             ---------


            COMPUTER SERVICES 3.33%
     1,800  Bay Networks, Inc. <F9>                             74,025
     4,220  First Data Corp.                                   282,212
     6,100  Sungard Data Systems, Inc. <F9>                    173,850
                                                             ---------
                                                               530,087
                                                             ---------


            CONSTRUCTION 3.05%
     1,700  Armstrong World Industries, Inc.                   105,400
     1,900  Case Corp.                                          86,925
     3,800  Lowe's Cos., Inc.                                  127,300
     5,500  USG Corp. <F9>                                     165,000
                                                             ---------
                                                               484,625
                                                             ---------

            CONSUMER GOODS 2.25%
     8,300  General Nutrition Co. <F9>                         190,900
     3,000  PepsiCo, Inc.                                      167,625
                                                             ---------
                                                               358,525
                                                             ---------

            DRUGS 7.36%
     4,500  Abbott Laboratories                                187,875
     3,000  Amgen, Inc. <F9>                                   178,125
     3,000  Eckerd Corp. <F9>                                  133,875
     1,000  Johnson & Johnson                                   85,625
     1,600  Merck & Co., Inc.                                  105,200
     1,400  Pfizer, Inc.                                        88,200
     3,000  Schering-Plough Corp.                              164,250
     4,900  Teva Pharmaceutical Industries
            Ltd. ADR                                           227,237
                                                             ---------
                                                             1,170,387
                                                             ---------


            ELECTRONICS 4.49%
     1,500  Arrow Electronics, Inc. <F9>                        64,688
     3,300  General Electric Co.                               237,600
     1,700  Hewlett-Packard Co.                                142,375
     4,500  LSI Logic Corp. <F9>                               147,375
     3,875  Molex, Inc.                                        123,031
                                                             ---------
                                                               715,069
                                                             ---------


            ENTERTAINMENT 4.47%
     1,800  Clear Channel Communications, Inc. <F9>             79,425
     4,350  Infinity Broadcasting Corp., Class A <F9>          162,038
     3,700  Viacom, Inc., Class B <F9>                         175,287
     5,000  Walt Disney Co.                                    295,000
                                                             ---------
                                                               711,750
                                                             ---------


            FINANCIAL SERVICES 2.48%
     3,500  Capital One Financial Corp.                         83,562
     1,500  Finova Group, Inc.                                  72,375
     3,200  Green Tree Financial Corp.                          84,400
    11,600  Mercury Finance Co.                                153,700
                                                             ---------
                                                               394,037
                                                             ---------


            FOOD 3.47%
     3,000  ConAgra, Inc.                                      123,750
     1,500  CPC International, Inc.                            102,937
    10,000  Sysco Corp.                                        325,000
                                                             ---------
                                                               551,687
                                                             ---------



            FOREST AND PAPER PRODUCTS 0.86%
     2,100  Alco Standard Corp.                                136,875
                                                             ---------



            HEALTH CARE EQUIPMENT
            AND SUPPLIES 2.40%
     2,100  Medtronic, Inc.                                    117,337
       500  Nellcor Puritan Bennett, Inc. <F9>                  29,000
     2,800  Omnicare, Inc.                                     125,300
     2,550  St. Jude Medical, Inc.                             109,650
                                                             ---------
                                                               381,287
                                                             ---------


            HOLDING COMPANIES 0.47%
     1,300  Harsco Corp.                                        75,563
                                                             ---------



            HOSPITAL MANAGEMENT
            AND SERVICES 4.22%
     7,432  Columbia/HCA Healthcare Corp.                      377,174
     2,250  Phycor, Inc. <F9>                                  113,766
     5,576  Vencor, Inc. <F9>                                  181,220
                                                             ---------
                                                               672,160
                                                             ---------



            HOTELS 1.97%
     5,500  Marriott International, Inc.                       210,375
     4,600  Promus Hotel Corp. <F9>                            102,350
                                                             ---------
                                                               312,725
                                                             ---------


            HOUSEHOLD PRODUCTS 1.35%
     3,000  Gillette Co.                                       156,375
       700  Procter & Gamble Co.                                58,100
                                                             ---------
                                                               214,475
                                                             ---------



            INFORMATION SERVICES 0.52%
     2,900  DST Systems, Inc. <F9>                              82,650
                                                             ---------


            INSURANCE 4.72%
     1,400  AFLAC, Inc.                                         60,725
     2,000  American International Group, Inc.                 185,000
     4,000  American Re Corp.                                  163,500
     4,100  MGIC Investment Corp.                              222,425
     2,700  Reliastar Financial Corp.                          119,813
                                                             ---------
                                                               751,463
                                                             ---------



            MACHINERY AND EQUIPMENT 1.01%
     1,400  Applied Materials, Inc. <F9>                        55,125
     3,000  Black & Decker Corp.                               105,750
                                                             ---------
                                                               160,875
                                                             ---------


            MANUFACTURING 0.78%
     3,900  Danaher Corp.                                      123,825
                                                             ---------

            MEDIA 0.58%
     2,900  Evergreen Media Corp. <F9>                          92,800
                                                             ---------


            MINING 0.89%
     2,000  Potash Corp. of Saskatchewan, Inc.                 141,750
                                                             ---------


            OIL AND GAS 10.43%
       800  Atlantic Richfield Co.                              77,525
     6,300  Baker Hughes, Inc.                                 153,562
     5,500  BJ Services Co. <F9>                               159,500
     1,200  British Petroleum Co. PLC ADR                      122,550
     7,000  Dresser Industries, Inc.                           170,625
     5,500  ENSCO International, Inc. <F9>                     126,500
     2,000  Halliburton Co.                                    101,250
     2,900  Louisiana Land & Exploration Co.                   124,337
     1,000  Mobil Corp.                                        112,000
     6,000  Noble Affiliates, Inc.                             179,250
     3,500  Triton Energy Corp. <F9>                           200,813
     3,000  Williams Cos., Inc.                                131,625
                                                             ---------
                                                             1,659,537
                                                             ---------


            RAILROADS  0.48%
     2,000  ILLINOIS CENTRAL CORP.                              76,750
                                                             ---------


            RESTAURANTS 1.66%
     4,000  McDonald's Corp.                                   180,500
     4,000  Starbucks Corp. <F9>                                84,000
                                                             ---------
                                                               264,500
                                                             ---------


            RETAIL 5.90%
     6,100  Borders Group, Inc. <F9>                           112,850
     4,000  Petsmart, Inc. <F9>                                124,000
     4,000  Price/Costco, Inc. <F9>                             61,000
     1,500  Safeway, Inc. <F9>                                  77,250
     3,700  Tiffany & Co.                                      186,387
     4,100  Viking Office Products, Inc. <F9>                  190,650
     4,000  Walgreen Co.                                       119,500
     3,000  Wal-Mart Stores, Inc.                               67,125
                                                             ---------
                                                               938,762
                                                             ---------


            SAVINGS AND LOANS 0.77%
     4,760  Washington Federal, Inc.                           121,975
                                                             ---------


            SEMICONDUCTORS 0.81%
     3,300  Linear Technology Corp.                            129,525
                                                             ---------


            TELECOMMUNICATIONS 0.92%
     4,000  ADC Telecommunications, Inc. <F9>                  146,000
                                                             ---------

            WASTE DISPOSAL 0.31%
     1,500  Sanifill, Inc. <F9>                                 50,063
                                                             ---------


            WHOLESALE 0.62%
     1,800  Cardinal Health, Inc.                               98,550
                                                             ---------


            Total Common Stocks
            (cost $12,562,250)                              15,151,172
                                                            ----------



Principal
Amount                                                         Value
------                                                         -----

            CONVERTIBLE CORPORATE
            BONDS 0.37%
    50,000  Boston Chicken,
            Convertible Subordinated Note,
            4.50%, 2/1/04                                       58,313
                                                            ----------


            Total Convertible Corporate Bonds
            (cost $51,058)                                      58,313
                                                            ----------


            SHORT-TERM INVESTMENTS 3.95%
   629,407  United Missouri Bank
            Money Market Fiduciary                             629,407
                                                            ----------


            Total Short-Term Investments
            (cost $629,407)                                    629,407
                                                            ----------
            Total Investments 99.54%
            (cost $13,242,715)                              15,838,892

            Cash and Other Assets,
            less Liabilities 0.46%                              72,766
                                                            ----------

            NET ASSETS 100.00%                             $15,911,658
                                                            ==========



<F9>Non-income producing

See notes to financial statements.



BALANCED FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995

Number
of Shares                                                      Value
---------                                                      -----

            COMMON STOCKS 58.74%

            ADVERTISING 0.45%
     1,900  Catalina Marketing Corp. <F10>                     119,225
                                                             ---------


            AEROSPACE 0.93%
     2,400  Northrop Grumman Corp.                             153,600
     1,000  United Technologies Corp.                           94,875
                                                             ---------
                                                               248,475
                                                             ---------


            AUTOMOTIVE RELATED INDUSTRIES 1.42%
     1,400  Chrysler Corp.                                      77,525
     7,000  Ford Motor Co.                                     203,000
     1,900  General Motors Corp.                               100,462
                                                             ---------
                                                               380,987
                                                             ---------


            BANKING 2.44%
     3,200  Bankers Trust New York Corp.                       212,800
     1,200  Chase Manhattan Corp.                               72,750
     3,900  Mellon Bank Corp.                                  209,625
     1,000  N.S. Bancorp, Inc.                                  38,750
     3,700  PNC Bank Corp.                                     119,325
                                                             ---------
                                                               653,250
                                                             ---------


            BREWERIES 0.30%
     1,200  Anheuser-Busch Cos., Inc.                           80,250
                                                             ---------


            BUSINESS SERVICES 2.03%
     5,000  CUC International, Inc. <F10>                      170,625
     4,900  Danka Business Systems ADR                         181,300
     3,825  Paychex, Inc.                                      190,772
                                                             ---------
                                                               542,697
                                                             ---------


            CHEMICALS 1.37%
     2,000  Chemed Corp.                                        77,750
     1,100  Dow Chemical Co.                                    77,412
     2,000  Geon Co.                                            48,750
       600  Great Lakes Chemical Corp.                          43,200
     2,400  Sigma-Aldrich Corp.                                118,800
                                                             ---------
                                                               365,912
                                                             ---------


            COMPUTER COMPONENTS
            AND SOFTWARE 2.25%
     1,600  Broderbund Software, Inc. <F10>                     97,200
     3,500  Informix Corp. <F10>                               105,000
     1,500  Parametric Technology Corp. <F10>                   99,750
     2,600  Shared Medical Systems Corp.                       141,375
     4,200  Synopsys, Inc. <F10>                               159,600
                                                             ---------
                                                               602,925
                                                             ---------


            COMPUTER EQUIPMENT 0.74%
     2,400  Adaptech, Inc. <F10>                                98,400
     1,100  International Business Machines
            Corp.                                              100,925
                                                             ---------
                                                               199,325
                                                             ---------


            COMPUTER SERVICES 1.39%
     3,000  First Data Corp.                                   200,625
     6,000  Sungard Data Systems, Inc. <F10>                   171,000
                                                             ---------
                                                               371,625
                                                             ---------


            CONSTRUCTION 1.24%
     1,500  Armstrong World Industries, Inc.                    93,000
     4,000  Lowe's Cos., Inc.                                  134,000
     3,500  USG Corp. <F10>                                    105,000
                                                             ---------
                                                               332,000
                                                             ---------


            CONSUMER GOODS 0.60%
     7,000  General Nutrition Co. <F10>                        161,000
                                                             ---------


            CONSUMER SERVICES 0.10%
     1,068  Jostens, Inc.                                       25,899
                                                             ---------


            CREDIT AND FINANCE 0.26%
     1,500  Beneficial Corp.                                    69,937
                                                             ---------


            DRUGS 1.77%
       800  American Home Products Corp.                        77,600
       900  Bristol-Myers Squibb Co.                            77,288
     2,030  Pharmacia & Upjohn, Inc.                            78,663
     5,200  Teva Pharmaceutical Industries
            Ltd. ADR                                           241,150
                                                             ---------
                                                               474,701
                                                             ---------


            ELECTRIC UTILITIES 1.14%
     2,100  DTE Energy Co.                                      72,450
     3,100  PP&L Resources, Inc.                                77,500
     2,900  Pacific Gas & Electric Co.                          82,288
     4,200  Washington Water Power Co.                          73,500
                                                             ---------
                                                               305,738
                                                             ---------


            ELECTRONICS 1.59%
     1,500  General Electric Co.                               108,000
     2,700  LSI Logic Corp. <F10>                               88,425
     4,250  Molex, Inc.                                        134,937
     1,800  Texas Instruments, Inc.                             93,150
                                                             ---------
                                                               424,512
                                                             ---------


            ENTERTAINMENT 2.15%
     2,800  Clear Channel Communications, Inc. <F10>           123,550
     4,500  Infinity Broadcasting Corp., Class A <F10>         167,625
     1,400  Viacom, Inc., Class B <F10>                         66,325
     3,700  Walt Disney Co.                                    218,300
                                                             ---------
                                                               575,800
                                                             ---------


            FINANCIAL SERVICES 1.13%
     3,700  Bear Stearns Cos., Inc.                             73,537
     1,500  Finova Group, Inc.                                  72,375
     3,300  Green Tree Financial Corp.                          87,038
     5,250  Mercury Finance Co.                                 69,562
                                                             ---------
                                                               302,512
                                                             ---------


            FOOD 1.05%
     2,400  Supervalu, Inc.                                     75,600
     6,300  Sysco Corp.                                        204,750
                                                             ---------
                                                               280,350
                                                             ---------


            FOREST AND PAPER PRODUCTS 1.65%
     4,000  Alco Standard Corp.                                182,500
     2,000  Champion International Corp.                        84,000
     1,800  Potlatch Corp.                                      72,000
     2,400  Weyerhaeuser Co.                                   103,800
                                                             ---------
                                                               442,300
                                                             ---------


            HEALTH CARE EQUIPMENT
            AND SUPPLIES 2.50%
     3,000  Bard (C.R.), Inc.                                   96,750
     1,900  Baxter International, Inc.                          79,563
     2,200  Medtronic, Inc.                                    122,925
     5,300  Omnicare, Inc.                                     237,175
     3,100  St. Jude Medical, Inc.                             133,300
                                                             ---------
                                                               669,713
                                                             ---------


            HOLDING COMPANIES 0.74%
     5,000  Hanson PLC ADR                                      76,250
     2,100  Harsco Corp.                                       122,062
                                                             ---------
                                                               198,312
                                                             ---------


            HOSPITAL MANAGEMENT
            AND SERVICES 1.34%
     4,704  Columbia/HCA Healthcare Corp.                      238,728
     3,730  Vencor, Inc. <F10>                                 121,225
                                                             ---------
                                                               359,953
                                                             ---------


            HOTELS 0.96%
     3,400  Marriott International, Inc.                       130,050
     5,700  Promus Hotel Corp. <F10>                           126,825
                                                             ---------
                                                               256,875
                                                             ---------


            HOUSEHOLD APPLIANCES 0.29%
     3,800  Maytag Corp.                                        76,950
                                                             ---------



            HOUSEHOLD PRODUCTS 0.37%
     3,300  Dial Corp.                                          97,763
                                                             ---------



            INFORMATION SYSTEMS 0.29%
     2,700  DST Systems, Inc. <F10>                             76,950
                                                             ---------



            INSURANCE 2.84%
     1,000  Aetna Life and Casualty Co.                         69,250
     2,200  American General Corp.                              76,725
     4,500  American Re Corp.                                  183,937
     3,000  First Colony Corp.                                  76,125
     1,200  MGIC Investment Corp.                               65,100
     2,500  PartnerRe Holdings Ltd.                             68,750
     2,700  Provident Cos., Inc.                                91,463
     2,900  Reliastar Financial Corp.                          128,688
                                                             ---------
                                                               760,038
                                                             ---------


            LEISURE 0.33%
     3,700  Brunswick Corp.                                     88,800
                                                             ---------

            MACHINERY AND EQUIPMENT 1.23%
     1,600  Applied Materials, Inc. <F10>                       63,000
     1,900  Briggs and Stratton Corp.                           82,412
     2,400  Deere & Co.                                         84,600
     3,200  Trinity Industries, Inc.                           100,800
                                                             ---------
                                                               330,812
                                                             ---------


            MANUFACTURING 0.60%
     5,100  Danaher Corp.                                      161,925
                                                             ---------


            MEDIA 0.37%
     3,100  Evergreen Media Corp. <F10>                         99,200
                                                             ---------


            MINING 0.97%
     2,700  Newmont Mining Corp.                               122,175
     2,200  Phelps Dodge Corp.                                 136,950
                                                             ---------
                                                               259,125
                                                             ---------


            NATURAL GAS UTILITIES 1.00%
     3,300  Equitable Resources, Inc.                          103,125
     3,100  NICOR, Inc.                                         85,250
     2,500  People's Energy Corp.                               79,375
                                                             ---------
                                                               267,750
                                                             ---------


            OFFICE EQUIPMENT 0.29%
     1,400  Harris Corp.                                        76,475
                                                             ---------



            OIL AND GAS 7.38%
     2,000  Amerada Hess Corp.                                 106,000
       700  Atlantic Richfield Co.                              77,525
     6,600  Baker Hughes, Inc.                                 160,875
     5,700  BJ Services Co. <F10>                              165,300
     2,000  Camco International, Inc.                           56,000
    52,000  Chevron Corp.                                      105,000
     7,000  Dresser Industries, Inc.                           170,625
     5,100  ENSCO International, Inc. <F10>                    117,300
     1,200  Kerr-McGee Corp.                                    76,200
     4,000  Louisiana Land & Exploration Co.                   171,500
     5,800  Noble Affiliates, Inc.                             173,275
     2,500  Texaco, Inc.                                       196,250
     2,700  Triton Energy Corp. <F10>                          154,913
     6,200  Ultramar Corp.                                     159,650
     2,000  Williams Cos., Inc.                                 87,750
                                                             ---------
                                                             1,978,163
                                                             ---------


            PERSONAL SERVICES 0.39%
     2,400  Service Corp. International                        105,600
                                                             ---------


            PRINTING AND PUBLISHING 0.98%
     3,000  Deluxe Corp.                                        87,000
     1,500  Dun & Bradstreet Corp.                              97,125
     3,800  Harland (John H.) Co.                               79,325
                                                             ---------
                                                               263,450
                                                             ---------


            REAL ESTATE 0.30%
     2,300  Meditrust Corp.                                     80,212
                                                             ---------


            RESTAURANTS 0.41%
     5,200  Starbucks Corp. <F10>                              109,200
                                                             ---------
            RETAIL 3.09%
     9,500  K-Mart Corp.                                        68,875
     2,800  May Department Stores Co.                          118,300
     4,700  Melville Corp.                                     144,525
     4,000  Petsmart, Inc. <F10>                               124,000
     3,500  Tiffany & Co.                                      176,313
     4,200  Viking Office Products, Inc. <F10>                 195,300
                                                             ---------
                                                               827,313
                                                             ---------


            SEMICONDUCTORS 0.88%
     2,000  Intel Corp.                                        113,500
     3,100  Linear Technology Corp.                            121,675
                                                             ---------
                                                               235,175
                                                             ---------


            STEEL/IRON 0.17%
       800  Nucor Corp.                                         45,700
                                                             ---------


            TELECOMMUNICATIONS 2.37%
     2,400  ADC Telecommunications, Inc. <F10>                  87,600
     4,100  Comsat Corp.                                        76,363
     3,100  GTE Corp.                                          136,400
     4,900  Pacific Telesis Group                              164,763
     2,000  Southern New England
            Telecommunications Corp.                            79,500
     2,500  US West Communications Group                        89,375
                                                             ---------
                                                               634,001
                                                             ---------


            TEXTILES 0.26%
     1,700  Springs Industries, Inc., Class A                   70,337
                                                             ---------


            TOBACCO PRODUCTS 1.06%
     2,700  American Brands, Inc.                              120,487
     1,800  Philip Morris Cos., Inc.                           162,900
                                                             ---------
                                                               283,387
                                                             ---------


            TRANSPORTATION 0.84%
     3,000  Alexander & Baldwin, Inc.                           69,000
     1,600  GATX Corp.                                          77,800
     1,700  PHH Corp.                                           79,475
                                                             ---------
                                                               226,275
                                                             ---------


            WHOLESALE 0.49%
     2,400  Cardinal Health, Inc.                              131,400
                                                             ---------


            Total Common Stocks
            (cost $13,282,932)                              15,730,274
                                                            ----------



  Principal
   Amount
   ------

            FIXED INCOME BONDS 38.67%

            ASSET-BACKED SECURITIES 2.83%
   100,000  EQCC Home Equity Loan Trust,
            8.95%, 1/15/15                                     111,374
   175,000  Premier Auto Trust,
            6.45%, 5/2/98                                      177,306
   159,761  Premier Auto Trust,
            4.90%, 10/15/98                                    158,810
   175,000  Standard Credit Card Master Trust,
            5.90%, 2/7/01                                      175,053
   135,433  Union Federal Savings Bank Trust,
            4.875%, 2/15/00                                    134,965
                                                             ---------
                                                               757,508
                                                             ---------



            CONVERTIBLE CORPORATE BONDS 0.22%
    50,000  Boston Chicken,
            Convertible Subordinated Notes,
            4.50%, 2/1/04                                       58,313
                                                             ---------



Principal
Amount                                                         Value
------                                                         -----

            CORPORATE BONDS 21.20%
   200,000  Air Products and Chemicals, Inc.,
            4.33%, 9/23/03                                     198,500
   225,000  Associates Corp. of North America,
            7.75%, 2/15/05                                     250,031
   225,000  BarclaysAmerican Corp.,
            7.875%, 8/15/98                                    236,531
   225,000  Chesapeake & Potomac Telephone
            Co. of Virginia,
            8.375%, 10/1/29                                    275,344
   200,000  Citicorp,
            8.11%, 11/4/04                                     219,000
   130,000  Commercial Credit Co.,
            7.875%, 2/1/25                                     148,200
    80,000  Commonwealth Edison Co.,
            6.40%, 10/15/05                                     77,600
    85,000  Ford Capital BV,
            10.125%, 11/15/00                                   99,663
   165,000  Ford Holdings, Inc.,
            9.25%, 7/15/97                                     173,869
   175,000  General Electric Capital Corp.,
            8.30%, 9/20/09                                     209,343
   150,000  General Motors Acceptance Corp.,
            8.875%, 6/1/10                                     183,937
   100,000  Grace (W.R.) & Co.,
            8.00%, 8/15/04                                     108,625
   250,000  Heller Financial Corp.,
            9.375%, 3/15/98                                    268,437
   150,000  Household Bank,
            8.45%, 12/10/02                                    171,750
   175,000  Household Finance Corp.,
            6.25%, 10/15/97                                    176,969
   250,000  Hydro-Quebec,
            7.40%, 3/28/25                                     268,750
   175,000  Lehman Brothers, Inc.,
            5.04%, 12/15/03                                    173,848
   150,000  Lehman Brothers, Inc.,
            8.05%, 1/15/19                                     166,313
   170,000  Nabisco, Inc.,
            7.05%, 7/15/07                                     175,950
   150,000  NationsBank Corp.,
            8.57%, 11/15/24                                    176,437
   175,000  New Jersey Bell Telephone Co.,
            7.85%, 11/15/29                                    208,469
   250,000  Pacific Gas & Electric Co.,
            7.67%, 12/15/98                                    263,438
   125,000  Procter & Gamble Co.,
            8.00%, 10/26/29                                    150,469
    75,000  Rodamco NV,
            7.30%, 5/15/05                                      79,875
   150,000  Rollins Truck Leasing,
            7.00%, 3/15/01                                     156,375
   175,000  Southern California Edison Co.,
            5.60%, 12/15/98                                    175,000
   230,000  Southtrust Corp.,
            8.625%, 5/15/04                                    266,513
   200,000  U.S. West Capital Funding, Inc.,
            8.00%, 10/15/96                                    203,574
   150,000  Virginia Electric & Power Co.,
            9.30%, 6/9/99                                      165,937
   300,000  Walt Disney Co.,
            1.50%, 10/20/99                                    249,000
                                                             ---------
                                                             5,677,747
                                                             ---------


            U.S. GOVERNMENT AGENCIES 10.80%
   100,000  FHLMC, Series 1563, Class E,
            4.75%, 3/15/06                                      96,395
   250,000  FHLMC, Series 1576, Class PH,
            6.00%, 1/15/08                                     244,553
   450,000  FNMA, 15 Year TBA,
            9.00%, 11/25/06<F11>                               473,766
    50,000  FNMA, Series 1993-191, Class PH,
            6.00%, 5/25/08                                      48,823
   450,000  FNMA, Series 1994-15, Class B,
            4.75%, 2/25/09<F12>                                446,518
   550,000  FNMA, Series 1994-59, Class PE,
            5.00%, 3/25/22                                     528,211
     7,052  GNMA, Pool 031096,
            9.50%, 6/15/09                                       7,574
   671,766  GNMA, 9.00%, 12/15/22                              714,801
   175,000  Guaranteed Export Certificates,
            6.28%, 6/15/04<F12>                                177,210
   150,000  Tennessee Valley Authority,
            6.235%, 7/15/45                                    154,125
                                                             ---------
                                                             2,891,976
                                                             ---------


            U.S. TREASURY OBLIGATIONS 3.62%
   275,000  U.S. Treasury Bond,
            8.125%, 5/15/21                                    347,644
   300,000  U.S. Treasury Note,
            4.625%, 2/29/96                                    299,790
   150,000  U.S. Treasury Note,
            8.00%, 5/15/01                                     168,029
   680,000  U.S. Treasury Strips, 2/15/20                      153,034
                                                             ---------
                                                               968,497
                                                             ---------


            Total Fixed Income Bonds
            (cost $9,901,634)                               10,354,041
                                                            ----------


            SHORT-TERM INVESTMENTS 5.32%
 1,426,361  United Missouri Bank
            Money Market Fiduciary                           1,426,361
                                                            ----------


            Total Short-Term Investments
            (cost $1,426,361)                                1,426,361
                                                            ----------

            Total Investments 102.73%
            (cost $24,610,927)                              27,510,676

            Liabilities, less
            Cash and Other Assets (2.73)%                    (731,859)
                                                            ----------


            NET ASSETS 100.00%                             $26,778,817
                                                            ==========

<F10>Non-income producing

<F11>When-issued

<F12>A portion of this security is pledged as collateral for when-issued purchase commitments outstanding as of December 31, 1995.

See notes to financial statements.



STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
                         FIXED INCOME  EQUITY INCOME  EQUITY GROWTH  BALANCED
                             FUND           FUND           FUND        FUND
                             ----           ----           ----        ----

ASSETS:
 Investments at value
  (cost $35,108,422,
  $36,238,928,
  $13,242,715 and
  $24,610,927,
  respectively)           $36,425,733   $42,443,845   $15,838,892  $27,510,676
 Interest and dividends
  receivable                  432,658       137,331        15,802      167,407
 Receivable for
  securities sold                  --            --       118,727       64,216
 Organizational expenses,
  net of
  accumulated amortization      8,793         8,793         8,793        8,793
 Prepaid expenses               7,259         4,713         5,155        5,902
                           ----------    ----------    ----------   ----------


  Total Assets             36,874,443    42,594,682    15,987,369   27,756,994
                           ----------    ----------    ----------   ----------



LIABILITIES:
 Payable for securities
  purchased                 1,210,950       433,028        44,491      806,397
 Accrued expenses and
  other payables               21,242        23,555        15,512      148,531
 Accrued investment
  advisory fee                 25,400        35,720        15,708       23,249
                           ----------    ----------    ----------   ----------


  Total Liabilities         1,257,592       492,303        75,711      978,177
                           ----------    ----------    ----------   ----------


NET ASSETS                 35,616,851    42,102,379    15,911,658   26,778,817
                           ==========    ==========    ==========   ==========


NET ASSETS CONSIST OF:
 Capital stock                    350           356           131          243
 Paid-in-capital in
  excess of par            34,782,429    35,981,476    13,337,091   23,906,163
 Undistributed net
  investment income             5,915           319            --        2,641
 Accumulated net
  realized loss
  on investments            (489,154)      (84,689)      (21,741)     (29,979)
 Net unrealized
  appreciation
  on investments            1,317,311     6,204,917     2,596,177    2,899,749
                           ----------    ----------    ----------   ----------


  Net Assets              $35,616,851   $42,102,379   $15,911,658  $26,778,817
                           ==========    ==========    ==========  ===========


CAPITAL STOCK, $.0001 PAR VALUE
 Authorized               125,000,000   125,000,000   125,000,000  125,000,000
 Issued and outstanding     3,503,496     3,557,797     1,312,086    2,427,470

NET ASSET VALUE,
 REDEMPTION PRICE AND
 OFFERING PRICE
  PER SHARE                    $10.17        $11.83        $12.13       $11.03
                                =====         =====         =====        =====

See notes to financial statements.



STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                         FIXED INCOME  EQUITY INCOME  EQUITY GROWTH  BALANCED
                             FUND           FUND           FUND        FUND
                             ----           ----           ----        ----

INVESTMENT INCOME:
 Interest                  $2,155,412    $   76,010    $   48,701   $  961,168
 Dividends                         --     1,334,769       124,523      339,293
                            ---------     ---------     ---------    ---------

                            2,155,412     1,410,779       173,224    1,300,461
                            ---------     ---------     ---------    ---------


EXPENSES:
 Investment advisory fees      200,763       367,212      123,755      296,312
 Administration and
  fund accounting fees          67,763        74,366       25,062       59,986
 Shareholder servicing fees     26,486        27,656       21,070       24,859
 Legal fees                      9,792        10,527        3,685        8,707
 Pricing fees                    8,537         3,030        4,760       13,546
 Audit fees                      5,200         5,200        5,200        5,200
 Reports to shareholders         3,747         4,531        1,425        3,685
 Other                           2,481         2,621          974        2,269
 Amortization of
  organization expenses          2,391         2,391        2,391        2,391
 Insurance                         774           774          774          774
 Federal and state
  registration fees                 82         3,092        1,931        2,089
 Custody fees                       --         1,600        7,784       13,345
                             ---------     ---------    ---------    ---------


 Total expenses before
  waiver                       328,016       503,000      198,811      433,163
 Less: Waiver of expenses           --            --     (13,165)      (1,787)
                             ---------     ---------    ---------    ---------


 Net Expenses                  328,016       503,000      185,646      431,376
                             ---------     ---------    ---------    ---------


NET INVESTMENT
  INCOME (LOSS)              1,827,396       907,779     (12,422)      869,085
                             ---------     ---------    ---------    ---------

REALIZED AND UNREALIZED GAIN:
 Net realized gain
  on investments               387,462     2,568,064      907,467    1,793,984
 Change in unrealized
  appreciation
  on investments             2,799,242     7,585,055    2,318,801    3,484,654
                             ---------    ----------    ---------    ---------


 Net gain on investments     3,186,704    10,153,119    3,226,268    5,278,638
                             ---------    ----------    ---------    ---------


NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS  $5,014,100   $11,060,898   $3,213,846   $6,147,723
                             =========    ==========    =========    =========


See notes to financial statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                  FIXED INCOME             EQUITY INCOME
                                      FUND                      FUND
                                      ----                      ----

                                           Jan. 3,                    Jan. 3,
                              Year        1994<F13>       Year       1994<F13>
                              ended        through        ended       through
                            Dec. 31,      Dec. 31,      Dec. 31,     Dec. 31,
                              1995          1994          1995         1994
                              ----          ----          ----         ----


OPERATIONS:
 Net investment
  income (loss)          $  1,827,396  $  1,376,342    $  907,779  $ 1,108,446
 Net realized gain
  (loss) on
  investments                 387,462     (882,688)     2,568,064    (656,912)
 Change in unrealized
  appreciation
  (depreciation) on
  investments               2,799,242   (1,481,931)     7,585,055  (1,380,138)
                            ---------    ----------     ---------   ----------
 Net increase
  (decrease) in net
  assets resulting
  from operations           5,014,100     (988,277)    11,060,898    (928,604)
                            ---------     ---------    ----------    ---------

DISTRIBUTIONS OF:
 Net investment income    (1,835,221)   (1,358,530)     (919,555)  (1,098,351)
 Net realized gains               --            --    (1,995,841)          --
                           ---------     ---------     ----------   ----------
 Total distributions      (1,835,221)   (1,358,530)   (2,915,396)  (1,098,351)
                           ---------     ---------     ----------   ----------

CAPITAL SHARE TRANSACTIONS:
 Shares sold                8,894,331    33,583,952     5,469,235   37,512,995
 Shares issued to
  holders in
  reinvestment of
  distributions             1,816,185     1,194,305     3,116,750      820,015
 Shares redeemed          (6,419,602)   (4,309,392)   (6,845,993)  (4,114,170)
                           ----------    ----------    ----------   ----------
 Net increase (decrease)    4,290,914    30,468,865     1,739,992   34,218,840
                           ----------    ----------     ---------   ----------

TOTAL INCREASE (DECREASE) IN
 NET ASSETS                 7,469,793    28,122,058     9,885,494   32,191,885

NET ASSETS:
 Beginning of period       28,147,058        25,000    32,216,885       25,000
                           ----------    ----------    ----------   ----------
 End of period            $35,616,851   $28,147,058   $42,102,379  $32,216,885
                           ==========    ==========    ==========   ==========


STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                 EQUITY GROWTH                BALANCED
                                      FUND                      FUND
                                      ----                      ----

                                           Jan. 3,                    Jan. 3,
                              Year        1994<F13>       Year       1994<F13>
                              ended        through        ended       through
                            Dec. 31,      Dec. 31,      Dec. 31,     Dec. 31,
                              1995          1994          1995         1994
                              ----          ----          ----         ----


OPERATIONS:
 Net investment
  income (loss)            $ (12,422)     $  11,941    $  869,085   $  835,545
 Net realized gain
  (loss) on investments       907,467     (929,208)     1,793,984  (1,256,936)
 Change in unrealized
  appreciation
  (depreciation) on
  investments               2,318,801       277,376     3,484,654    (584,905)
                            ---------     ---------   -----------  -----------

 Net increase (decrease)
  in net assets resulting
  from operations           3,213,846     (639,891)     6,147,723  (1,006,296)
                            ---------     ---------   -----------  -----------


DISTRIBUTIONS OF:
 Net investment income             --      (12,793)     (878,699)    (823,694)
 Net realized gains                --            --     (568,623)           --
                            ---------    ----------   -----------   ----------

 Total distributions               --      (12,793)   (1,447,322)    (823,694)
                            ---------    ----------   -----------   ----------

CAPITAL SHARE TRANSACTIONS:
 Shares sold                3,722,084    11,436,574     1,867,499   33,447,975
 Shares issued to
  holders in
  reinvestment of
  distributions                11,612            --     1,562,410      606,938
 Shares redeemed          (1,140,257)     (704,517)  (11,465,880)  (2,135,536)
                           ----------    ----------  -----------   -----------

 Net increase (decrease)    2,593,439    10,732,057   (8,035,971)   31,919,377
                           ----------    ----------  ------------   ----------


TOTAL INCREASE (DECREASE) IN
 NET ASSETS                 5,807,285    10,079,373   (3,335,570)   30,089,387

NET ASSETS:
 Beginning of period       10,104,373        25,000    30,114,387       25,000
                           ----------    ----------    ----------   ----------

 End of period            $15,911,658   $10,104,373   $26,778,817  $30,114,387
                           ==========    ==========    ==========   ==========


<F13> Commencement of operations.

See notes to financial statements.




FINANCIAL HIGHLIGHTS

                                  FIXED INCOME             EQUITY INCOME
                                      FUND                      FUND
                                      ----                      ----

                                           Jan. 3,                    Jan. 3,
                              Year        1994<F14>       Year       1994<F14>
                              ended        through        ended       through
                            Dec. 31,      Dec. 31,      Dec. 31,     Dec. 31,
                              1995          1994          1995         1994
                              ----          ----          ----         ----

Net asset value,
 beginning of period            $9.24        $10.00         $9.39       $10.00

Income from investment operations:
 Net investment
  income (loss)                  0.54          0.46          0.28         0.32
 Net realized and
  unrealized gains
  (losses) on investments        0.93        (0.77)          3.03       (0.61)
                                -----        ------         -----       ------
 Total from investment
  operations                     1.47        (0.31)          3.31       (0.29)
                                -----        ------         -----       ------
Less distributions:
 Dividends from net
  investment
  income                       (0.54)        (0.45)        (0.28)       (0.32)

 Distributions from
  net realized gains               --            --        (0.59)           --
                               ------        ------        ------       ------
 Total distributions           (0.54)        (0.45)        (0.87)       (0.32)

Net asset value, end
  of period                    $10.17        $ 9.24        $11.83       $ 9.39
                                =====         =====         =====        =====

Total return<F15>              16.26%       (3.09)%        35.62%      (2.93)%

Supplemental data and ratios:
 Net assets, end of
  period
  (in thousands)              $35,617       $28,147       $42,102      $32,217
 Ratio of net expenses
  to average
  net assets<F16><F17>          0.98%         1.00%         1.37%        1.45%
 Ratio of net investment
  income (loss) to
  average net assets<F16><F17>  5.46%         4.84%         2.47%        3.33%
 Portfolio turnover rate <F15>   126%          139%           40%         106%


FINANCIAL HIGHLIGHTS (CONTINUED)
                                 EQUITY GROWTH                BALANCED
                                      FUND                      FUND
                                      ----                      ----

                                           Jan. 3,                    Jan. 3,
                              Year        1994<F14>       Year       1994<F15>
                              ended        through        ended       through
                            Dec. 31,      Dec. 31,      Dec. 31,     Dec. 31,
                              1995          1994          1995         1994
                              ----          ----          ----         ----


Net asset value,
 beginning of period            $9.31        $10.00         $9.43       $10.00

Income from investment operations:
 Net investment
  income (loss)                (0.01)          0.01          0.32         0.26
 Net realized and
  unrealized gains
  (losses) on investments        2.83        (0.69)          1.84       (0.57)
                                -----       -------        ------      -------

 Total from investment
  operations                     2.82        (0.68)          2.16       (0.31)
                                -----       -------        ------      -------


Less distributions:
 Dividends from net
  investment income                --        (0.01)        (0.33)       (0.26)
 Distributions from net
  realized gains                   --            --        (0.23)           --
                                -----        ------        ------       ------

 Total distributions               --        (0.01)        (0.56)       (0.26)
                                -----        ------        ------       ------


Net asset value, end
  of period                    $12.13         $9.31        $11.03        $9.43
                                =====          ====         =====         ====

Total return <F15>             30.29%       (6.78)%        23.14%      (3.06)%

Supplemental data and ratios:
 Net assets, end of period
  (in thousands)              $15,912       $10,104       $26,779      $30,114
 Ratio of net expenses
  to average
  net assets<F16><F17>          1.50%         1.50%         1.46%        1.49%
 Ratio of net investment
  income (loss) to
  average net
  assets<F16><F17>            (0.10)%         0.14%         2.93%        2.75%
 Portfolio turnover
  rate <F15>                     102%           98%          118%         111%


<F14>Commencement of operations.

<F15>Not annualized for the period from January 3, 1994 through December 31,
1994.

<F16>Net of waivers.  Absent waivers, the ratio of net expenses to average net assets would be 0.98% and 1.11% for the Fixed Income Fund; 1.37% and 1.45% for the Equity Income Fund; 1.61% and 1.76% for the Equity Growth Fund; and 1.46% and 1.49% for the Balanced Fund, respectively. The ratio of net investment income (loss) to average net assets would be 5.46% and 4.73% for the Fixed Income Fund; 2.47% and 3.33% for the Equity Income Fund; (0.21)% and (0.12)% for the Equity Growth Fund; and 2.93% and 2.75% for the Balanced Fund, respectively.

<F17>Annualized for the period from January 3, 1994 through December 31, 1994.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

1. ORGANIZATION
 The Aquinas Funds, Inc. was incorporated on October 20, 1993 as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940. The Fixed Income, Equity Income, Equity Growth and Balanced Funds (the "Funds") are separate, diversified portfolios of The Aquinas Funds, Inc. The Funds are managed by Aquinas Investment Advisers, Inc. (the "Adviser") and commenced operations on January 3, 1994.

 Costs incurred with the organization, initial registration and public offering of shares aggregating $12,959 for each of the Fixed Income, Equity Income, Equity Growth and Balanced Funds have been paid by the Funds. These costs were deferred and are being amortized over a period of not more than five years from the Funds' commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder or any transferee will be reduced by a pro rata portion of any then unamortized deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

2. SIGNIFICANT ACCOUNTING POLICIES
 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds' Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

b) Delayed Delivery Transactions - The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

c) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years. As of December 31, 1995, each of the Fixed Income and Equity Growth Funds had a federal income tax capital loss carryforward of $488,053 and $17,121, respectively, expiring in 2002.

d) Distributions to Shareholders - All of the Funds except the Fixed Income Fund pay dividends of net investment income quarterly. The Fixed Income Fund declares and pays dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 1995, reclassifications were recorded to increase undistributed net investment income by $4,996, $1,024, $12,299, and $3,966; increase accumulated net realized loss on investments by $3,972, $0, $0, and $2,942; and decrease paid-in-capital in excess of par by $1,024, $1,024, $12,299 and $1,024 for the Fixed Income, Equity Income, Equity Growth and Balanced Funds, respectively.

For the year ended December 31, 1995, 0%, 100%, 0% and 38% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fixed Income, Equity Income, Equity Growth and Balanced Funds, respectively.

e) Expenses - Each Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

f) Other - Investment transactions are accounted for on the trade date plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using a yield-to-maturity method.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS
 Each of the Funds has entered into an agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a fee, computed daily and payable monthly, at the annual rate of the following percentage on average daily net assets: 0.60% for the Fixed Income Fund; and 1.00% for the Equity Income, Equity Growth and Balanced Funds.

 The Adviser voluntarily agreed to reimburse its management fee to the extent that total annual operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.00% of the average net assets of the Fixed Income Fund and 1.50% of the average net assets of the Equity Income, Equity Growth and Balanced Funds, respectively, computed on a daily basis. Expenses of $13,165 were waived by the Adviser in the Equity Growth Fund.

 Sunstone Financial Group, Inc. (the "Administrator") may periodically volunteer to reduce all or a portion of its administrative fee with respect to one or more of the Funds. These waivers may be terminated at any time at the Administrator's discretion. The Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield of that Fund to be higher than it would be in the absence of such reduction. Administrative fees of $1,787 were waived in the Balanced Fund.


4. CAPITAL SHARE TRANSACTIONS
 Transactions in shares of the Funds for the year ended December 31, 1995, were as follows:

                         Fixed Income  Equity Income   Equity Growth   Balanced
                             Fund           Fund           Fund          Fund
                             ----           ----           ----          ----


 Shares sold                918,743       478,079         330,069      177,937
 Shares issued to
  holders in
  reinvestment of
  dividends                 186,127       273,398           1,247      147,765
 Shares redeemed          (649,025)     (625,087)       (104,622)  (1,090,677)
                           --------      --------        --------   ----------
 Net increase (decrease)    455,845       126,390         226,694    (764,975)
                           ========      ========        ========   ==========

5. INVESTMENT TRANSACTIONS
 The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 1995, were as follows:

                         Fixed Income  Equity Income   Equity Growth   Balanced
                             Fund           Fund           Fund          Fund
                             ----           ----           ----          ----
 Purchases
  U.S. Government       $15,799,073            --              --  $ 8,018,872
  Other                  27,032,804   $13,937,962     $14,504,812   24,903,141
 Sales
  U.S. Government        18,793,008            --              --   10,030,285
  Other                  20,907,203    16,036,731      11,820,841   31,157,876



 At December 31, 1995, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes of $35,109,523, $36,323,057, $13,247,335, and $24,644,337, were as follows:

                         Fixed Income  Equity Income   Equity Growth   Balanced
                             Fund           Fund           Fund          Fund
                             ----           ----           ----          ----

 Appreciation            $1,320,916    $6,810,098      $2,694,371   $3,056,384
 (Depreciation)             (4,706)     (689,310)       (102,814)    (190,045)
                          ---------     ---------       ---------    ---------
 Net appreciation on
  investments            $1,316,210    $6,120,788      $2,591,557   $2,866,339
                          =========     =========       =========    =========


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of The Aquinas Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of The Aquinas Funds, Inc. (a Maryland corporation, which includes the Aquinas Fixed Income Fund, Aquinas Equity Growth Fund, Aquinas Equity Income Fund, and Aquinas Balanced Fund), including the schedules of investments, as of December 31, 1995, and the related statements of operations for the year then ended, statements of changes in net assets for the year then ended and the period from January 3, 1994 (commencement of operations) through December 31, 1994, and the financial highlights for the year then ended and the period from January 3, 1994 (commencement of operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodians and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Aquinas Funds, Inc. as of December 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and the period from January 3, 1994 (commencement of operations) through December 31, 1994, and its financial highlights for the year then ended and the period from January 3, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles.

                              ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin
January 22, 1996


                                 AQUINAS FUNDS
                                 ANNUAL REPORT

THE AQUINAS FUNDS, INC.
P.O. Box 419533
Kansas City, MO 64141-6533
Telephone: 1 (800) 423-6369

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

December 31, 1995